Legal and Regulatory Matters	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Legal and Regulatory Matters
Legal and Regulatory Matters

Laureate is subject to legal proceedings arising in the ordinary course of business. In management's opinion, we have adequate legal defenses, insurance coverage, and/or accrued liabilities with respect to the eventuality of these actions. Management believes that any settlement would not have a material impact on Laureate's financial position, results of operations, or cash flows.

United States Postsecondary Education Regulation

Through our Online & Partnerships and Central America & U.S. Campuses segments, as of December 31, 2017 we operate four postsecondary educational institutions in the United States (U.S. Institutions) and provide contractual services to another. The U.S. Institutions are subject to extensive regulation by federal and state governmental entities as well as accrediting bodies. The Higher Education Act (HEA), and the regulations promulgated thereunder by the DOE, subject the U.S. Institutions to ongoing regulatory review and scrutiny. The U.S. Institutions must also comply with a myriad of requirements in order to participate in Title IV federal financial aid programs under the HEA (Title IV programs).

In particular, to participate in the Title IV programs under currently effective DOE regulations, an institution must be authorized to offer its educational programs by the relevant state agencies in the states in which it is located, accredited by an accrediting agency that is recognized by the DOE, and also certified by the DOE. In determining whether to certify an institution, the DOE closely examines an institution’s administrative and financial capability to administer Title IV program funds. Based on Laureate’s consolidated audited financial statements for its fiscal year ended December 31, 2016, the DOE required us to increase our letter of credit to approximately $136,900 (an amount equal to 15% of the Title IV program funds received by Laureate in the fiscal year ended December 31, 2016) and remain subject to heightened cash monitoring. The DOE also required us to comply with additional notification and reporting requirements. We have provided the DOE with a letter of credit in the amount of approximately $136,900, and we are complying with the additional requirements. See Note 12, Commitments and Contingencies, for further description of the outstanding DOE letters of credit as of December 31, 2017 and 2016.

Under the HEA, proprietary schools generally are eligible to participate in Title IV programs in respect of educational programs that lead to “gainful employment in a recognized occupation.” On October 30, 2014, the DOE published regulations to define “gainful employment,” which became effective on July 1, 2015. Continued compliance with the gainful employment regulations could increase our cost of doing business, reduce our enrollments and have a material adverse effect on our business, financial condition, results of operations and cash flows. Historically, the concept of “gainful employment” has not been defined in detail. The regulations require each educational program offered by a proprietary institution to achieve threshold rates in two debt measure categories: an annual debt-to-annual earnings (DTE) ratio and an annual debt-to-discretionary income (DTI) ratio.

An educational program must achieve a DTE ratio at or below 8% or a DTI ratio at or below 20% to be considered “passing.” An educational program with a DTE ratio greater than 8% but less than or equal to 12% or a DTI ratio greater than 20% but less than or equal to 30% is considered to be “in the zone.” An educational program with a DTE ratio greater than 12% and a DTI ratio greater than 30% is considered “failing.” An educational program will cease to be eligible for students to receive Title IV program funds if its DTE and DTI ratios are failing in two out of any three consecutive award years or if both of those rates are failing or in the zone for four consecutive award years.

In January 2017, the DOE issued final DTE rates to institutions. Among the Classification of Instructional Programs reported within NewSchool of Architecture and Design, Kendall College and Walden University, the DOE has indicated that we had one that failed and five in the zone. St. Augustine had no programs that failed or were in the zone. The percentage of students enrolled in the educational program that failed represents approximately 1% of the students currently enrolled in our U.S. Institutions. The percentage of students enrolled in the educational programs that were in the zone represents approximately 5%. We are currently examining and implementing options for each of these programs and their students. We are discontinuing the program that failed. For one of the programs in the zone, we conducted an alternate salary survey and are appealing the zone score to the DOE. The failure of any program or programs offered by any of our U.S. Institutions to satisfy any gainful employment regulations could render that program or programs ineligible for Title IV program funds. If a particular educational program ceased to become eligible for Title IV program funds, either because it fails to prepare students for gainful employment in a recognized occupation or due to other factors, we may choose to cease offering that program. It is possible that several programs offered by our schools may be adversely affected by the regulations due to lack of specialized program accreditation or certification in the states in which such institutions are based. We also could be required to make changes to certain programs at our U.S. Institutions or to increase student loan repayment efforts in order to comply with the rule or to avoid the uncertainty associated with such compliance.

On June 16, 2017, the DOE published a notice of intent to establish a negotiated rulemaking committee to develop proposed revisions to the gainful employment regulations. The DOE held negotiated rulemaking sessions on the gainful employment rule in December 2017 and February 2018, and will hold another negotiated rulemaking session in March 2018. If issued, any new gainful employment regulations would be effective July 1, 2019. We cannot predict with any certainty the outcome of the negotiated rulemaking or the extent to which revised gainful employment regulations may differ from the current regulations.

On November 1, 2016, as part of its defense to repayment (DTR) rulemaking, the DOE issued a rule to revise its general standards of financial responsibility to include various actions and events that would require institutions to provide the DOE with irrevocable letters of credit upon the occurrence of certain triggering events. In June 2017, however, the DOE announced an indefinite delay in implementing the rule and its intent to establish a negotiated rulemaking committee to develop proposed revisions to these regulations. The DOE held negotiated rulemaking sessions in November 2017, January 2018 and February 2018 regarding the DTR regulations. The DOE and negotiators failed to reach consensus on revised DTR regulations, and the DOE is now expected to issue revised DTR regulations for comment by the summer of 2018, with the rules becoming final by November 1, 2018. If issued, any new DTR regulations would be effective July 1, 2019. If we are required to repay the DOE for any successful DTR claims by students who attended our U.S. Institutions, or we are required to obtain additional letters of credit or increase our current letter of credit, it could materially affect our business, financial conditions and results of operations.

Changes in or new interpretations of applicable laws, DOE rules, or regulations could have a material adverse effect on the U.S. Institutions’ eligibility to participate in the Title IV programs.

State Higher Education Agency Program Review for Walden University

On September 8, 2016, as part of a program review that the Minnesota Office of Higher Education (MOHE) is conducting of Walden University’s doctoral programs, MOHE sent to Walden University an information request regarding its doctoral programs and complaints filed by doctoral students. We have been informed by MOHE that, in an effort to better understand the context, background and issues related to doctoral student complaints in Minnesota, MOHE is initiating a full review of doctoral programs for certain institutions registered in Minnesota. MOHE has informed us that it expects to issue a report regarding its program review in 2018. We cannot predict the outcome of this matter. However, if MOHE makes an adverse determination, it could have a material adverse effect on our business, financial condition and results of operations.

Brazilian Regulation

We operate 13 post-secondary education institutions in Brazil. The responsibility of the federal government in regulating, monitoring and evaluating higher education institutions and undergraduate programs is exercised by the Brazilian Ministry of Education (the MEC), along with a number of related federal agencies and offices. The MEC is the highest authority of the higher education system in Brazil and has the power to: regulate and monitor the federal system of higher education in terms of its quality and standards, confirm decisions regarding the accreditation and reaccreditation of institutions of higher education; confirm evaluation criteria; confirm regulatory proposals; and issue and implement rules that govern the delivery of higher education services, including aspects like adherence by higher education institutions to the rules for federal education subsidy programs like Pronatec, Prouni and the Fundo de Financiamento ao Estudante do Ensino Superior (the FIES program, or FIES), through one or more of which all of our institutions enroll students. Additionally, Brazilian law requires that almost all change-of-control transactions by Laureate receive the prior approval of the Brazilian antitrust authority, the Conselho Administrativo de Defesa Econˆomica (CADE). As noted, Laureate’s institutions in Brazil participate in the FIES program, which targets students from low socio-economic backgrounds enrolled at private post-secondary institutions.

In December 2017, a new FIES reform was implemented by the Provisional Presidential Decree (Medida Provisória) n. 785/2017, which amended the FIES legal statute (Law n. 10.260/2001). The current FIES offer conditions were consolidated for the selection rules for the first half of 2018. The traditional FIES financing program continues to be offered to about one third of vacancies announced for the program in the first half of 2018. For the traditional offering, the candidate should have family income of up to three times the minimum wage and, although the previous 18-month grace period was eliminated, financing will have an interest rate of zero and will be adjusted by inflation only. The risk is borne by a new guarantee fund - called FG-FIES - which may have public contributions of up to BRL 3,000,000, and contributions from Higher Education Institutions (HEIs), which range from 13% of the program-funded tuition revenue for the first year, between 10% and 25% for the second to fifth year (according to delinquency-related variances), and at least 10% from the sixth year on. The second financing offer - called P-FIES - has two variables, according to the funding sources (a. Constitutional/Regional Development Funds or b. the BNDES). The distribution of vacancies for this modality favors programs offered in corresponding regional limits. This FIES offer will be operated strictly by financial agents, who will also bear the risks of the operation.

As of December 31, 2017, approximately 16% of our total students in Brazil participate in FIES, representing approximately 24% of our 2017 Brazil net revenue.

All of our Brazil HEIs adhere to Prouni. Prouni is a federal program of tax benefits designed to increase higher education participation rates by making college more affordable. HEI may join Prouni by signing a term of membership valid for ten years and renewable for the same period. This term of membership shall include the number of scholarships to be offered in each program, unit and class, and a percentage of scholarships for degree programs to be given to indigenous and Afro-Brazilians. To join Prouni, an educational institution must maintain a certain relationship between the number of scholarships granted to regular paying students. The relationship between the number of scholarships and regular paying students is tested annually. If this relationship is not observed during a given academic year due to the departure of students, the institution must adjust the number of scholarships in a proportional manner the following academic year. Prouni provides private HEI with an exemption from certain federal taxes in exchange for granting partial and full scholarships to low-income students enrolled in traditional and technology undergraduate programs. For the years ended December 31, 2017, 2016 and 2015, our HEI granted Prouni scholarships of approximately $115,200, $83,900 and $55,000, respectively, that resulted in tax credits.

Turkish Regulation and Internal Investigation

Through our Rest of World segment, we operate Istanbul Bilgi University (Bilgi), a network institution located in Turkey that consolidates under the variable interest entity model. Bilgi is established as a Foundation University under the Turkish higher education law, sponsored by the Bilgi Foundation. As such, it is subject to regulation, supervision and inspection by Turkish Higher Education Council (the YÖK). Under the “Ordinance Concerned with Amendment to Foundation High Education Institutions” (the Ordinance), the YÖK has authority to inspect accounts, transactions, activities and assets of Foundation Universities, as well as their academic units, programs, projects and subjects. The Ordinance establishes a progressive series of five remedies that the YÖK can take in the event it finds a violation of the Ordinance, ranging from (1) a warning and request for correction to (2) the suspension of the Foundation University’s ability to establish new academic units or programs to (3) limiting the number of students the Foundation University can admit, including ceasing new admissions, to (4) provisional suspension of the Foundation University’s license to (5) cancellation of the Foundation University’s license. Since the promulgation of the Ordinance, the YÖK has canceled the licenses of 15 Foundation Universities.

The Ordinance specifies that Foundation Universities cannot be established by foundations in order to gain profit for themselves, and prohibits specified types of fund transfers from Foundation Universities to their sponsoring foundation, with certain exceptions for payments made under contractual arrangements for various goods and services that are provided at or below current market rates. Bilgi has entered into contractual arrangements with a subsidiary of the Company to provide Bilgi with management, operational and student services and certain intellectual property at fair market rates, and certain affiliates of the Company are members of the board of trustees of the Bilgi Foundation. The YÖK conducts annual audits of the operations of Bilgi.

During the fourth quarter of 2014, we recorded an operating expense of $18,000 (the value of 40,000 Turkish Liras at the date of donation) for a donation by our network institution in Turkey to a charitable foundation. We believed the donation was encouraged by the Turkish government to further a public project supported by the government and expected that it would enhance the position and ongoing operations of our institution in Turkey. The Company has learned that the charitable foundation which received the donation disbursed the funds at the direction of a former senior executive at our network institution in Turkey and other external individuals to a third party without our knowledge or approval.

In June 2016, the Audit Committee of the Board of Directors initiated an internal investigation into this matter with the assistance of external counsel. The investigation concerns the facts surrounding the donation, violations of the Company’s policies, and possible violations of the U.S. Foreign Corrupt Practices Act (FCPA) and other applicable laws in what appears to be a fraud perpetrated by the former senior executive at our network institution in Turkey and other external individuals. This includes an investigation to determine if the diversion was part of a scheme to misappropriate the funds and whether any portion of the funds was paid to government officials. We have not identified that any other officers or employees outside of Turkey were involved in the diversion of the intended donation. Although we are pursuing efforts to recover the diverted funds, including through legal proceedings, there is no assurance that we will be successful.

We have been advised by Turkish counsel that, under Turkish law, a Foundation University may not make payments that cause a decrease in the university’s wealth or do not otherwise benefit the university. Given the uncertainty of recovery of the diverted donation and to mitigate any potential regulatory issues in Turkey relating to the donation, certain Laureate-owned entities that are members of the foundation that controls our network institution in Turkey have contributed an amount of approximately $13,000 (the value of 40,000 Turkish Liras on November 4, 2016, the date of contribution) to our network institution in Turkey to reimburse it for the donation. As a result of the investigation, which is ongoing, in 2016 we took steps to remove the former senior executive at our network institution in Turkey. Because of the complex organizational structure in Turkey, this took approximately one month and during that period our access to certain aspects of the business including the financial and other records of the university was interrupted. The former senior executive is now no longer affiliated with our network institution and we again have access to the financial and other records of the university.

In September 2016, we voluntarily disclosed the investigation to the DOJ and the SEC. The Company is fully cooperating with these agencies in their investigations and inquiries relating to this matter. The Company has internal controls and compliance policies and procedures that are designed to prevent misconduct of this nature and support compliance with laws and best practices throughout its global operations. The Company is taking steps to enhance these internal controls and compliance policies and procedures. The investigations relating to the donation are ongoing, and we cannot predict the outcome at this time, or the impact, if any, to the Company’s consolidated financial statements or predict how the resulting consequences, if any, may impact our internal controls and compliance policies and procedures, business, ability or right to operate in Turkey, results of operations or financial position. If we are found to have violated the FCPA or other laws applicable to us, we may be subject to criminal and civil penalties and other remedial measures, which could materially adversely affect our business, financial condition, results of operations and liquidity.

On April 18, 2017, Bilgi received from the YÖK the results of the 2015-2016 annual audit (the 2015-2016 Annual Audit). The 2015-2016 Annual Audit report requires, among other things, that (i) with respect to the 2017-2018 academic year, there be a reduction in the quota for the number of new students permitted to be admitted into Bilgi’s degree programs and (ii) Bilgi be reimbursed, not later than October 18, 2017, approximately $29,000 for payments previously made by Bilgi to a subsidiary of the Company for certain management, operational and student services, and intellectual property. The Company and Bilgi believe the charges to Bilgi for these services were at fair value and Bilgi has contested the findings of the 2015-2016 Annual Audit that they constituted an improper wealth transfer. Demands also were made in the 2015-2016 Annual Audit for the return or payment to Bilgi, by October 18, 2017, of other amounts involving approximately $8,000. These deadlines have been extended to April 16, 2018. In the meantime, the YÖK has been conducting a supplemental audit, the results of which have not been released.

Bilgi has appealed the YÖK’s decision to the Turkish court system and has not been reimbursed for any of the payments made to the Company’s subsidiary for the services described above. As the Company currently consolidates Bilgi under the variable interest entity model, if the Company is unable to provide services under its contracts with Bilgi and receive the economic benefits from those contracts as a result of the determinations in the 2015-2016 Annual Audit, deconsolidation of Bilgi could be required. Deconsolidation, if required, could have a material adverse effect on the Company’s business, financial condition and results of operations, including possible write-off of all or a portion of the Company’s investment in Bilgi and a reduction in operating income. At December 31, 2017 and December 31, 2016, Bilgi had total assets of approximately $112,000 and $83,000, respectively, and total liabilities of $84,000 and $63,000, respectively. Total liabilities include approximately $37,000 and $19,000 of net intercompany liabilities as of December 31, 2017 and December 31, 2016, respectively. During the years ended December 31, 2017 and 2016, Bilgi generated approximately $101,000 and $106,000, respectively, of the Company’s consolidated revenue and approximately $28,000 and $26,000, respectively, of the Company’s consolidated operating income and incurred approximately $6,000 and $6,000, respectively, of depreciation and amortization expense.

If the YÖK were to determine that any administrators of Bilgi have directly taken any actions or supported any activities that are intended to harm the integrity of the state, the license of the university could be canceled. Political instability in Turkey could lead to changes in laws affecting Bilgi or result in modifications to the current interpretations and enforcement of the Ordinance or other laws and regulations by the YÖK. Any such actions by the YÖK, including the actions in relation to the conduct of the 2015-2016 Annual Audit, or the 2016-2017 annual audit, which is currently taking place, or any supplemental audit, and the reimbursement of amounts described above, could have a material adverse impact on Bilgi's future growth or its ability to remain in operation, and could have a material adverse effect on our business, financial condition and results of operations. Bilgi is one of the subsidiaries that the Company plans to divest; accordingly, it is included in Discontinued Operations for all periods presented. See Note 3, Discontinued Operations, for further description.

Chilean Regulation - Higher Education Bill

On January 24, 2018, a new Higher Education Law (the New Law) was passed by the Chilean Congress and, assuming that it passes review by the Constitutional Court, it is expected to be signed into law by the President of Chile as early as the first quarter of 2018. See Note 25, Subsequent Events, for further discussion about the New Law and its impact to Laureate.